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                                                                   EXHIBIT 10.1

                          THIRD AMENDMENT TO AGREEMENT


     THIS AMENDMENT TO AGREEMENT, dated this 30th day of July, 2001, between UNITED FEATURE SYNDICATE, INC., d.b.a. UNITED MEDIA, a New York corporation with its principal office at 200 Madison Avenue, 4th Floor, New York, New York 10016 ("UM"), as exclusive worldwide licensing representative of PRECIOUS MOMENTS, INC., an Illinois corporation with its principal office at 2170 Point Boulevard, Suite 200, Elgin, Illinois 60123 ("Licensor"), and ENESCO GROUP, INC., a Massachusetts corporation with its principal office at 225 Windsor Drive, Itasca, Illinois 60143 ("Licensee"), is to evidence:

     WHEREAS, pursuant to an agreement dated July 1, 1993, Licensor granted Enesco Corporation, an Ohio corporation ("Enesco Ohio"), certain rights with respect to the PRECIOUS MOMENTS property; and

     WHEREAS, said agreement was amended by amendments dated December 29, 1997, and January 22, 1999 (said agreement, as amended, being hereinafter referred to as the "Agreement"); and

     WHEREAS, Enesco Ohio assigned the Agreement to Licensee effective January 21, 2000; and

     WHEREAS, since the Agreement was signed UM has become exclusive worldwide licensing representative of Licensor; and

     WHEREAS, the resolution of all issues relating to the granting of mass market rights to Licensee, to the right of Licensor and UM to license the right to manufacture, distribute, sell, and advertise KEEPSAKE ornaments, and to the modification of the definition of "Licensed Products" under the Agreement, as evidenced by a comprehensive and fully executed amendment to the Agreement, is a condition subsequent to the granting (to the extent previously given) of product approvals for Licensed Products intended by Licensee for the mass market channel of distribution;

     WHEREAS, the parties wish to amend the Agreement further in certain respects;

     NOW, THEREFORE, the Agreement is amended as follows:

     1. Exhibits B-1 and B-2 are deleted and new Exhibits B-1 and B-2, attached hereto and made a part hereof, substituted therefor.

     2. Paragraph 25 is deleted and the following substituted therefor, effective January 1, 2001:

     "25. PAYMENTS, REPORTS, AND NOTICES. All royalty checks, which shall be made payable to UM, and accounting statements shall be sent by Licensee to the following address:

                     United Media
                     Attn:  Controller, Licensing
                     P.O. Box 85271
                     Cincinnati, Ohio 45264



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Copies of all royalty checks and accounting statements shall be sent simultaneously to the following address:

                     United Media
                     Attn:  Financial Manager, Licensing
                     200 Madison Avenue, 4th Floor
                     New York, New York 10016

Any notice given under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid, to the parties at the following addresses:

     TO LICENSOR:                                TO LICENSEE:

     PRECIOUS MOMENTS, INC.                      ENESCO GROUP, INC.
     Attn:  Ms. Sara Pilafas                     Attn:  President
     2170 Point Boulevard, Suite 200             225 Windsor Drive
     Elgin, Illinois 60123                       Itasca, Illinois 60143

Copies of all notices to Licensor shall be sent to the following address:

     UNITED MEDIA
     Attn:  Senior Vice President/Licensing
     200 Madison Avenue, 4th Floor
     New York, New York 10016

Copies of notices to Licensee shall be sent to the following address:

     ENESCO GROUP, INC.
     Attn:  General Counsel
     225 Windsor Drive
     Itasca, Illinois 60143

Either party may change the address for notices by written notice to the other parties. Any notice, statement, and/or payment given under this Agreement shall be deemed given on the date of delivery, or, if sent by either registered or certified mail, 24 hours after the date on which the envelope containing the notice, properly addressed and postage prepaid, is deposited at the United States Post Office during its business hours or is postmarked in a United States Post Office or is delivered to an established commercial courier service."

     3.   The following new paragraph 34 is added:

     "34. MASS MARKET RIGHTS.

     "(a) Extension of Grant of License. Subject to all of the terms and conditions of this paragraph 34, Licensor and UM hereby agree that the rights granted Licensee under the provisions of subparagraphs 2(a) and 2(b) of this Agreement shall be extended, effective as of the date of execution of the third amendment to this Agreement, to the mass market channel of distribution; provided, however, that Licensee shall have no right to distribute FIGURINES or HANGING ORNAMENTS manufactured of porcelain bisque in the mass market channel of distribution. Licensed Products sold by Licensee through the mass market channel shall be


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separately identified on Licensee's royalty accountings rendered pursuant to this Agreement to the extent such Licensed Products are sold F.O.B. Far East. Independent of its royalty accountings, the Licensee shall also provide PMI and UM, on a regular basis as reasonably requested by PMI and UM, the following information concerning sales of the Licensed Products via the mass market channel of distribution: number of skus sold to key accounts; types of skus sold to key accounts; and sell-through performance of each sku.

     "(b) Term for Mass Market Rights. Notwithstanding the provisions of paragraph 3, the term of the grant of license with respect to mass market rights shall commence on the date of execution of the third amendment to this Agreement and end on December 31, 2007, and mass market rights shall not be subject to the provisions of paragraph 3 relating to automatic renewals.

     "(c) Standards for Foreign Mass Market Distributors; Foreign Distributors Unacceptable to Licensor and UM. Licensee agrees that Licensed Products distributed in the foreign mass market shall be distributed through distributors whose standards of operation and quality of product presentation are consistent with the wholesome nature and goodwill of the Property and in keeping with the standards represented in the United States and Canada by such mass marketers as Wal Mart, K Mart, and Target. Licensee acknowledges that the foreign mass market distributors identified on Exhibit E, attached hereto and made a part hereof, are unacceptable to Licensor and UM, and Licensee agrees not to distribute any of the Licensed Products through said mass market distributors. Notwithstanding the foregoing, Licensor and UM agree to give good faith consideration to any request from Licensee to delete one of said mass market distributors from Exhibit E.

     "(d) Exploitation of Certain Rights by Licensor and UM. In consideration of the rights granted Licensee under subparagraph 34(a), Licensee agrees that Licensor and UM shall have the right to license to Hallmark Cards, Incorporated, and its affiliates and subsidiaries throughout the Territory (`Hallmark') the right to use the Precious Moments Artwork and Designs and the Licensed Marks in connection with the manufacture, distribution, sale, and advertising, solely through gift and card channels, of general KEEPSAKE hanging ornaments (the `General Ornaments') and KEEPSAKE hanging ornaments that are part of a promotion (the `Promotional Ornaments'). Such licenses to Hallmark in each country of the Territory shall be subject to the following conditions, restrictions, and limitations: (i) between three and six skus of the General Ornaments and between three and six skus of the Promotional Ornaments shall be distributed during any calendar year; provided, however, that Licensee agrees to give good faith consideration to proposals from Licensor and UM to increase the quantity to up to 12 skus of the General Ornaments and up to 12 skus of the Promotional Ornaments in any calendar year where there is a creative justification for such increase (e.g., a `Twelve Days of Christmas' promotion); (ii) Licensor and UM shall use best efforts to encourage Hallmark in a country where Licensee is actively marketing the Licensed Products to cross-promote its sales of the General Ornaments and/or the Promotional Ornaments with the Licensed Products and also to collaborate with Licensee on creative issues; (iii) neither the General Ornaments nor the Promotional Ornaments shall be produced in porcelain bisque; (iv) Licensor and UM shall contractually impose upon Hallmark the requirement that the General Ornaments and the Promotional Ornaments be produced and marketed by Hallmark in a manner the standards of operation and quality of product presentation of which are consistent with the wholesome nature and goodwill of the Property; and (v) no such license shall extend beyond December 31, 2007 (except that Licensor and UM shall be entitled to grant Hallmark a reasonable non-exclusive sell-off period beyond that date)."


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     4. A new Exhibit E, attached hereto and made a part hereof, is added.

     5. The October 27, 1998, side letter relating to the Agreement shall be of no further force and effect. The December 17, 1998, side letter relating to the Agreement shall remain in full force and effect.

     6. Except as expressly modified by this amendment, all terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this third amendment to agreement on the date set forth above.

                                  UNITED FEATURE SYNDICATE, INC.,
                                  d.b.a. UNITED MEDIA, as exclusive
                                  worldwide licensing representative
                                  of PRECIOUS MOMENTS, INC.


                                  By /s/Joshua Kislevitz
                                     ------------------------------------------
                                     Senior Vice President                Title


                                  ENESCO GROUP, INC.


                                  By /s/M. Frances Durden
                                     ------------------------------------------
                                     Vice President and Secretary         Title

     PRECIOUS MOMENTS, INC., acknowledges that it has reviewed and approves the provisions of this third amendment to the Agreement.

                                  PRECIOUS MOMENTS, INC.


                                  By /s/Sara Pilafas
                                     ------------------------------------------
                                     President                            Title



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